LOOMIS SAYLES SMALL CAP VALUE FUND

Supplement dated March 19, 2012 to the Loomis Sayles Small Cap Value Fund Prospectus dated February 1, 2012, as may be revised and supplemented from time to time.

Effective immediately, Jeffrey Schwartz has joined the portfolio management team of the Loomis Sayles Small Cap Value Fund.

Effective immediately, the subsection “Portfolio Manager” under the section “Management” in the summary section is now entitled “Portfolio Managers” and is revised to include the following:

Jeffrey Schwartz, CFA, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since March 2012.

Effective immediately, the subsection “Portfolio Managers” under the section “Management” is revised to include the following:

Jeffrey Schwartz has served as a portfolio manager of the Loomis Sayles Small Cap Value Fund since March 2012. Mr. Schwartz, Vice President of Loomis Sayles, began his investment career in 1992 and joined Loomis Sayles in 2012. He previously served as Vice President and Senior Portfolio Manager of Palisade Capital Management from 2001 until 2012. Mr. Schwartz holds the designation of Chartered Financial Analyst. Mr. Schwartz received a B.A. from the State University of New York, Binghamton and an M.B.A. from the University of Michigan and has over 19 years of investment experience.

Joseph R. Gatz will continue to serve as a portfolio manager of the Loomis Sayles Small Cap Value Fund.